SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 1, 2003
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                         MFA MORTGAGE INVESTMENTS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

           Maryland                      1-13991                 13-3974868
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(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                 File No.)            Identification No.)

              350 Park Avenue, 21st Floor, New York, New York 10022
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               (Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, Including Area Code: (212) 207-6400
                                                    ----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits.

      99.1  Interview of William S. Gorin, dated November 26, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

MFA Mortgage Investment, Inc. ("MFA") hereby furnishes the information set forth in the interview of William S. Gorin, MFA's Executive Vice President and Chief Financial Officer, dated November 26, 2003, which is attached hereto as Exhibit
99.1 and incorporated herein by reference.

The information referenced in this current report on Form 8-K (including the exhibit referenced in Item 7 above) is being `furnished" under "Item 9. Regulation FD Disclosure" and, as such, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information set forth in this current report on Form 8-K (including the exhibit referenced in Item 7 above) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the "Securities Act"), except as shall be expressly set forth by specific reference in such filing.

The information set forth in the exhibit referenced in Item 7 above contains forward-looking statements within the meaning of the Securities Act and the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to MFA's current expectations and are subject to the limitations and qualifications set forth in the press release as well as in MFA's other documents filed with the SEC, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MFA MORTGAGE INVESTMENTS, INC.

                                       By: /s/ Stewart Zimmerman
                                           -------------------------------------
                                           Stewart Zimmerman
                                           President and Chief Executive Officer

Date: December 1, 2003